                                                                   EXHIBIT 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS




          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1997 appearing on page 27 of the United Water Resources' Annual Report on Form 10-K for the year ended December 31, 1996.


          /s/Price Waterhouse LLP

          PRICE WATERHOUSE LLP


          New York, NY
          June 27, 1997